UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2016

RigNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35003	76-0677208
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

281) 674-0100	1880 S. Dairy Ashford, Suite 300 Houston, Texas	77077-4760
(Registrant’s telephone number, including area code)	(Address of principal executive offices)	(zip code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2016, RigNet, Inc. (the “Company”) announced a restructuring of the Company’s Telecoms Systems Integration (“TSI”) business. Effective May 20, 2016, the former TSI business has been renamed RigNet Systems Integration and Automation and now reports to Hector Maytorena, Group Vice President – Managed Services. Also in connection with the TSI restructuring, Mr. Gerry Gutierrez, Group Vice President of TSI and a named executive officer, departed the Company.

A copy of the press release announcing this information is filed as Exhibit 99.1 to this Current Report on Form 8-K

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press release of RigNet, Inc. dated May 20, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGNET, INC.

By:	/s/ Charles E. Schneider
Charles E. Schneider
Chief Financial Officer

Dated: May 20, 2016

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of RigNet, Inc. dated May 20, 2016.

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